                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sections 240.14a-11(c) or Sections
     240.14a-12

                         AIM INVESTMENT SECURITIES FUNDS
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         5) Total fee paid:

         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         -------------------------------------------------

         2) Form, Schedule or Registration Statement No.:

         -------------------------------------------------

         3) Filing Party:

         -------------------------------------------------

         4) Date Filed:

         -------------------------------------------------

                               PROXY INFORMATION


In March, shareholders of certain AIM funds were mailed a proxy statement asking for approval: (1) to make investment restriction language consistent across all AIM funds; (2) to modernize policy restrictions language and update language to reflect changes in the law; (3) to change fund policy language from fundamental to nonfundamental; (4) to increase the flexibility of the fund; (5) to reorganize certain groups of funds from a Maryland corporation to a Delaware business trust organization; (6) to approve a new advisory agreement. The proxy statement contains disclosure information about the proposals for which votes are being solicited.

Please select one of the funds from the menu below to read answers to common questions regarding your fund's proxy vote, to view Prospectuses and to access the Annual Reports.

                         [DROP-DOWN MENU SELECTION BOX]

--------------------------------------------------------------------------------
WAYS TO VOTE

You may cast your vote by any of the following methods.

BY INTERNET

[COMPUTER GRAPHIC]  Online Proxy Voting. Enter the 12-digit control number listed on the proxy card you received in the mail, then follow the instructions on the website.

BY MAIL

[MAILBOX GRAPHIC]   Complete and sign the proxy card and return it in the
                    postage-paid envelope provided in the shareholder mailing.

BY TELEPHONE

[TELEPHONE GRAPHIC] Call toll free 1-800-605-9205. Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

IF YOU HAVE ANY QUESTIONS...

If you have any questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at 1-800-454-0327 any business day between 7:30 a.m. and 5:30 p.m. Central time.

If we have not received your proxy card before the date of the shareholder meeting for your fund, a representative from our proxy solicitation firm, Shareholder Communications Corporation, may contact you to remind you to exercise your right to vote.

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial advisor for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial advisor for an investor guide of the fund(s).

INVESTMENT PRODUCTS OFFERED ARE:    NOT FDIC-INSURED      MAY LOSE VALUE    NO BANK GUARANTEE

                        A I M DISTRIBUTORS, INC. 3/2000


(C) 2000 A I M Management Group Inc. All Rights Reserved. Important Legal Information.

                             AIM HIGH YIELD FUND II

PROSPECTUS

ANNUAL REPORT

BACK TO PROXY INFORMATION

ONLINE PROXY VOTING

QUESTIONS & ANSWERS

     o    General Questions & Answers

     o    Proposal for Approval of a New Advisory Agreement

     o    Proposal for Changing Fundamental Investment Restrictions

     o Proposal to Change the Investment Objective and to make the Investment Objective Non-Fundamental

--------------------------------------------------------------------------------

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

     o    How do I vote?

     o    What kinds of changes are being proposed?

     o    Why did I receive multiple proxies?

     o    How does the board recommend that I vote?

     o    Will these changes alter the way my fund is managed?

     o    Why should I vote?

     o    Has AIM contracted for the services of a proxy solicitor?

     o    Will my vote be confidential using the online proxy voting system?

     o    How do I sign the proxy card?

     o    What is the deadline for voting?

HOW DO I VOTE?

Voting may take place in the following ways:

     o You may vote your shares at https://www.proxycard.com. Because Internet voting is the most economical way to vote your proxy, we encourage all our shareholders who can to use this method.

     o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailings.

     o You may call in your vote to Shareholder Communications Corporation at 1-800-605-9205.

     o    You may attend the meeting in person and vote your shares there.

                                                               Back to Questions

WHAT KINDS OF CHANGES ARE BEING PROPOSED?

You are asked to vote on:

     o Electing trustees of your fund. Trustees are responsible for the general oversight of the fund's business and for assuring that the fund is managed in the best interests of the fund's shareholders. Details are presented in the section of the proxy statement titled

          "Election of Trustees."

     o Approving a new advisory agreement with A I M Advisors, Inc. Details are presented in the section of the proxy statement titled "Approval of New Investment Advisory Agreement."

     o Ratifying the board's selection of independent accountants. Details are presented in the section of the proxy statement titled "Ratification of Selection of KPMG LLP as Independent Accountants."

In addition, there are a number of changes proposed for individual funds. It would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully and other information on this website to see which specific changes are proposed.

                                                               Back to Questions

WHY DID I RECEIVE MULTIPLE PROXIES?

Each proxy statement relates to a particular group of funds and each fund has a set of proposals. You may receive multiple mailings, depending on which group of funds you own, or you may receive one mailing even though you own more than one fund. Each mailing contains proxy cards for the fund(s) you own and are entitled to vote.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                               Back to Questions

WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant impact on your fund's day-to-day management. Many of the proposed changes are designed to improve the consistency of language and policy across funds in The AIM Family of Funds(R). These changes also provide the funds with increased flexibility to make changes in the future without incurring the expense of a shareholder meeting.

                                                               Back to Questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the May 3rd shareholder meeting. If this happens, the fund may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

                                                               Back to Questions

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Shareholder Communications Corporation as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

                                                               Back to Questions

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by Proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     o Secure Sockets Layer (SSL) - A security measure that encrypts all information that travels between Proxycard.com's Web server and the shareholder's computer.

     o Control Number - Each shareholder is required to enter his or her 12-digit control number. Proxycard.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).

     o Firewall - To protect the confidentiality of your account records, Proxycard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remain behind our firewall.

                                                               Back to Questions

HOW DO I SIGN THE PROXY CARD?

(DOES NOT APPLY IF VOTING BY PHONE OR INTERNET)

Individual Accounts: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee."

                                                               Back to Questions

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central time May 3, 2000.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR APPROVAL OF A NEW ADVISORY AGREEMENT

     o    What are you being asked to vote on?

     o How does the proposed new advisory agreement differ from the current advisory agreement?

     o    What effect would it have on the fund's fee schedule?

     o    How does the board recommend that I vote on this proposal?

WHAT ARE YOU BEING ASKED TO VOTE ON?

You are asked to approve a new advisory agreement between AIM and the trust of which your fund is a series. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the policies and control of the trustees. The advisory agreement can only be amended with shareholder approval.

                                                               Back to Questions

HOW DOES THE PROPOSED NEW ADVISORY AGREEMENT DIFFER FROM THE CURRENT ADVISORY AGREEMENT?

It deletes references to administrative services that are addressed in a separate agreement and it deletes references to certain expense limitations that are no longer applicable. It also clarifies the delegation of certain responsibilities and the non-exclusive nature of AIM's services (i.e., that AIM may provide services to others). The changes are more fully described in the proxy statement.

                                                               Back to Questions

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the fee schedule applicable to your fund, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board and would be deducted from any additional income generated from securities lending activities.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR CHANGING FUNDAMENTAL INVESTMENT RESTRICTIONS

     o    What am I being asked to vote on?

     o What is the difference between a fundamental restriction and a non-fundamental restriction?

     o    Why are these changes being proposed?

     o    Where can I find further details about these changes?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's fundamental investment restrictions. There are a number of investment restrictions that would be changed, and it would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL RESTRICTION AND A NON-FUNDAMENTAL RESTRICTION?

A fundamental restriction can be changed only with the approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental restriction can be changed with approval of only the fund's board.

                                                               Back to Questions

WHY ARE THESE CHANGES BEING PROPOSED?

     o Several of the current restrictions reflect regulatory, business or industry conditions or requirements that are no longer applicable.

     o Some restrictions that previously were designated as fundamental are not required to be fundamental and are proposed to be designated as non-fundamental.

     o The proposed changes will make investment restrictions more consistent across all AIM funds.

Accordingly, the board believes changing these restrictions will enable the funds to be managed more efficiently. In addition, this change will reduce the number of restrictions that require a shareholder vote to be changed. Therefore, each fund will be able to avoid the cost and delays associated with such a vote, and thus be more flexible in the future.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Details are provided in the section of the proxy statement titled "Changes to the Fundamental Investment Restrictions of each Fund."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL TO CHANGE THE INVESTMENT OBJECTIVE AND TO MAKE

THE INVESTMENT OBJECTIVE NON-FUNDAMENTAL

     o    What am I being asked to vote on?

     o What is the difference between a fundamental objective and a non-fundamental objective?

     o    Why are these changes being proposed?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's investment objective to make it non-fundamental and to eliminate from the investment objective the types of securities your fund proposes to purchase in pursuing that objective.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL OBJECTIVE AND A NON-FUNDAMENTAL OBJECTIVE?

A fundamental objective can be changed only with approval of both the fund's board and its shareholders, through a proxy statement such as this one. A non-fundamental objective can be changed with approval of only the fund's board.

                                                               Back to Questions

WHY ARE THESE CHANGES BEING PROPOSED?

The board believes that your fund's investment objective should be separate from a description of the types of securities it purchases. This will permit the board to alter the types of securities your fund may purchase without also changing the fund's investment objective. Your fund does not intend to change the types of securities in which it invests; it is simplifying the language describing its investment objective.

In addition, if the fund's investment objective is non-fundamental, the board will be able to change your fund's investment objective in the future without incurring the time and costs of a shareholder vote.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial advisor for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial advisor for an investor guide of the fund(s).

INVESTMENT PRODUCTS OFFERED ARE:    NOT FDIC-INSURED      MAY LOSE VALUE    NO BANK GUARANTEE


                         A I M DISTRIBUTORS, INC. 3/2000

           (C) 2000 A I M Management Group Inc. All Rights Reserved.
                          Important Legal Information.

                                 ProxyCard.Com
-------------------------------------------------------------------------------

Welcome to ProxyCard.com, the fastest and most convenient way to vote your proxy over the internet. To vote your shares, follow these four easy steps:

         1. Review the proxy statement you received in the mail.
         2. Enter the control number printed on your proxy card below.
         3. Complete your internet proxy card and submit your vote. Don't forget to click the "this vote is correct" button.
         4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

[           ]

[  SUBMIT   ]

                                 ProxyCard.Com
-------------------------------------------------------------------------------


                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                             AIM HIGH YIELD FUND II

                (A PORTFOLIO OF AIM INVESTMENT SECURITIES FUNDS)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                  MAY 3, 2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON MAY 3, 2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE PORTFOLIO WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL.


1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF TRUSTEES OF AIM INVESTMENT SECURITIES FUNDS EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED:

     [ ]  FOR ALL

     [ ]  WITHHOLD AUTHORITY FOR ALL NOMINEES

     [ ]  FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

            01. Charles T. Bauer          06. Carl Frischling
            02. Bruce L. Crockett         07. Robert H. Graham
            03. Owen Daly II              08. Prema Mathai-Davis

               04. Edward K. Dunn, Jr.       09. Lewis F. Pennock
               05. Jack M. Fields            10. Louis S. Sklar

         [                                                            ]


2.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     INC.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

3.   TO APPROVE CHANGING THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND.



3a.  CHANGE TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


3b. CHANGE TO THE FUNDAMENTAL RESTRICTION ON BORROWING MONEY, ISSUING SENIOR SECURITIES AND MORTGAGING OR PLEDGING ASSETS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

3c.  CHANGE TO THE FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

3d.  CHANGE TO THE FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

3e.  CHANGE TO THE FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

3f. CHANGE TO THE FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES, ON PURCHASING SECURITIES ON MARGIN, SHORT SALES OF SECURITIES AND INVESTING IN PUTS OR CALLS.

                                 NOT APPLICABLE

3g. CHANGE TO THE FUNDAMENTAL RESTRICTIONS ON PURCHASING OR SELLING COMMODITIES AND ON INVESTING IN PUTS, CALLS OR COMBINATIONS THEREOF.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


3h.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


3i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


3j.  CHANGE TO THE FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

3k. APPROVAL OF NEW FUNDAMENTAL RESTRICTION ON INVESTING ALL OF EACH FUND'S ASSETS IN AN OPEN-END FUND.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

3l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTMENTS IN OIL, GAS OR MINERAL INTERESTS.

                                 NOT APPLICABLE


3m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN OBLIGATIONS NOT PAYABLE IN UNITED STATES CURRENCY.

                                 NOT APPLICABLE

3n. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING ANY SECURITY THAT IS NOT A DIRECT OBLIGATION OF THE UNITED STATES TREASURY.

                                 NOT APPLICABLE

4. TO APPROVE CHANGING THE INVESTMENT OBJECTIVES OF AIM LIMITED MATURITY TREASURY FUND SO THAT IT IS NON-FUNDAMENTAL.

                                 NOT APPLICABLE

5. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF AIM HIGH YIELD FUND II AND MAKING IT NON-FUNDAMENTAL.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

6. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND FOR THE FISCAL YEAR 2000.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


7. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


                                  [  SUBMIT  ]

                                 ProxyCard.Com
--------------------------------------------------------------------------------


     THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                     [BACK]

     [ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.

     e-mail:  [                         ]



                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                             AIM HIGH YIELD FUND II

                (A PORTFOLIO OF AIM INVESTMENT SECURITIES FUNDS)

        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3,2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON MAY 3,2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE PORTFOLIO WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL.

1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF TRUSTEES OF AIM INVESTMENT SECURITIES FUNDS EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED:

     [x]  FOR ALL

     WITHHOLD AUTHORITY FOR ALL NOMINEES

     FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

               01. Charles T. Bauer              06. Carl Frischling
               02. Bruce L. Crockett             07. Robert H. Graham
               03. Owen Daly II                  08. Prema Mathai-Davis
               04. Edward K. Dunn, Jr.           09. Lewis F. Pennock
               05. Jack M. Fields                10. Louis S. Sklar

2.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     Inc.

     [X]  FOR
     AGAINST
     ABSTAIN

3.   TO APPROVE CHANGING THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND.


3a.  CHANGE TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

     [X]  FOR
     AGAINST
     ABSTAIN


3b. CHANGE TO THE FUNDAMENTAL RESTRICTION ON BORROWING MONEY, ISSUING SENIOR SECURITIES AND MORTGAGING OR PLEDGING ASSETS.

     [X]  FOR
     AGAINST
     ABSTAIN

3c.  CHANGE TO THE FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

     [X]  FOR
     AGAINST
     ABSTAIN

3d.  CHANGE TO THE FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [X]  FOR
     AGAINST
     ABSTAIN

3e.  CHANGE TO THE FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL
     ESTATE.

     [X]  FOR
     AGAINST
     ABSTAIN

3f. CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES, ON PURCHASING SECURITIES ON MARGIN, SHORT SALES OF SECURITIES AND INVESTING IN PUTS OR CALLS.

                                 NOT APPLICABLE

3g. CHANGE TO THE FUNDAMENTAL RESTRICTIONS ON PURCHASING OR SELLING COMMODITIES AND ON INVESTING IN PUTS, CALLS OR COMBINATIONS THEREOF.

     [X]  FOR
     AGAINST
     ABSTAIN

3h.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

     [X]  FOR
     AGAINST
     ABSTAIN

3i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.

     [X]  FOR
     AGAINST
     ABSTAIN

3j.  CHANGE TO THE FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [X]  FOR
     AGAINST
     ABSTAIN

3k. APPROVAL OF NEW FUNDAMENTAL RESTRICTION ON INVESTING ALL OF EACH FUND'S ASSETS IN AN OPEN-END FUND.

     [X]  FOR
     AGAINST
     ABSTAIN

3l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTMENTS IN OIL, GAS OR MINERAL INTERESTS.

                                 NOT APPLICABLE

3m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN OBLIGATIONS NOT PAYABLE IN UNITED STATES CURRENCY.

                                 NOT APPLICABLE

3n. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING ANY SECURITY THAT IS NOT A DIRECT OBLIGATION OF THE UNITED STATES TREASURY.

                                 NOT APPLICABLE

4. TO APPROVE CHANGING THE INVESTMENT OBJECTIVES OF AIM LIMITED MATURITY TREASURY FUND SO THAT IT IS NON-FUNDAMENTAL.

                                 NOT APPLICABLE

5. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF AIM HIGH YIELD FUND II AND MAKING IT NON-FUNDAMENTAL.

     [X]  FOR
     AGAINST
     ABSTAIN

6. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND FOR THE FISCAL YEAR 2000.

     [X]  FOR
     AGAINST
     ABSTAIN


7. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                             Is this vote correct?

                             [THIS VOTE IS CORRECT]                       [BACK]

If you want to change your vote, use a "Back" button to return to the previous page.

                                 ProxyCard.Com
-------------------------------------------------------------------------------

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If you would like to vote another proxy, enter a control number below:

[          ]

[  SUBMIT  ]

                       AIM LIMITED MATURITY TREASURY FUND

PROSPECTUS

ANNUAL REPORT

BACK TO PROXY INFORMATION

ONLINE PROXY VOTING


QUESTIONS & ANSWERS

    o Proposal for Changing the Investment Objective so that it is Non-Fundamental

    o    General Questions & Answers

    o    Proposal for Approval of a New Advisory Agreement

    o    Proposal for Changing Fundamental Investment Restrictions


--------------------------------------------------------------------------------

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

    o    How do I vote?

    o    What kinds of changes are being proposed?

    o    Why did I receive multiple proxies?

    o    How does the board recommend that I vote?

    o    Will these changes alter the way my fund is managed?

    o    Why should I vote?

    o    Has AIM contracted for the services of a proxy solicitor?

    o    Will my vote be confidential using the online proxy voting system?

    o    How do I sign the proxy card?

    o    What is the deadline for voting?

HOW DO I VOTE?

Voting may take place in the following ways:

    o You may vote your shares at https://www.proxycard.com. Because Internet voting is the most economical way to vote your proxy, we encourage all our shareholders who can to use this method.

    o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailings.

    o You may call in your vote to Shareholder Communications Corporation at 1-800-605-9205.

    o    You may attend the meeting in person and vote your shares there.

                                                               Back to Questions

WHAT KINDS OF CHANGES ARE BEING PROPOSED?

You are asked to vote on:

    o Electing trustees of your fund. Trustees are responsible for the general oversight of the fund's business and for assuring that the fund is managed in the best interests of the fund's shareholders. Details are presented in the section of the proxy statement titled

         "Election of Trustees."

    o Approving a new advisory agreement with A I M Advisors, Inc. Details are presented in the section of the proxy statement titled "Approval of New Investment Advisory Agreement."

    o Ratifying the board's selection of independent accountants. Details are presented in the section of the proxy statement titled "Ratification of Selection of KPMG LLP as Independent Accountants."

In addition, there are a number of changes proposed for individual funds. It would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully and other information on this website to see which specific changes are proposed.

                                                               Back to Questions

WHY DID I RECEIVE MULTIPLE PROXIES?

Each proxy statement relates to a particular group of funds and each fund has a set of proposals. You may receive multiple mailings, depending on which group of funds you own, or you may receive one mailing even though you own more than one fund. Each mailing contains proxy cards for the fund(s) you own and are entitled to vote.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                               Back to Questions

WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant impact on your fund's day-to-day management. Many of the proposed changes are designed to improve the consistency of language and policy across funds in The AIM Family of Funds(R). These changes also provide the funds with increased flexibility to make changes in the future without incurring the expense of a shareholder meeting.

                                                               Back to Questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the May 3rd shareholder meeting. If this happens, the fund may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

                                                               Back to Questions

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Shareholder Communications Corporation as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

                                                               Back to Questions

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by Proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

    o Secure Sockets Layer (SSL) - A security measure that encrypts all information that travels between Proxycard.com's Web server and the shareholder's computer.

    o Control Number - Each shareholder is required to enter his or her 12-digit control number. Proxycard.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).

    o Firewall - To protect the confidentiality of your account records, Proxycard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remain behind our firewall.

                                                               Back to Questions

HOW DO I SIGN THE PROXY CARD?

(DOES NOT APPLY IF VOTING BY PHONE OR INTERNET)

Individual Accounts: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee."

                                                               Back to Questions

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central time May 3, 2000.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR APPROVAL OF A NEW ADVISORY AGREEMENT

    o    What are you being asked to vote on?

    o How does the proposed new advisory agreement differ from the current advisory agreement?

    o    What effect would it have on the fund's fee schedule?

    o    How does the board recommend that I vote on this proposal?

WHAT ARE YOU BEING ASKED TO VOTE ON?

You are asked to approve a new advisory agreement between AIM and the company of which your fund is a series. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the policies and control of the directors. The advisory agreement can only be amended with shareholder approval.

                                                               Back to Questions

HOW DOES THE PROPOSED NEW ADVISORY AGREEMENT DIFFER FROM THE CURRENT ADVISORY AGREEMENT?

It deletes references to administrative services that are addressed in a separate agreement and it deletes references to certain expense limitations that are no longer applicable. It also clarifies the delegation of certain responsibilities and the non-exclusive nature of AIM's services (i.e., that AIM may provide services to others). The changes are more fully described in the proxy statement.

                                                               Back to Questions

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the fee schedule applicable to your fund, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board and would be deducted from any additional income generated from securities lending activities.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------

PROPOSAL FOR CHANGING FUNDAMENTAL INVESTMENT RESTRICTIONS

    o    What am I being asked to vote on?

    o What is the difference between a fundamental restriction and a non-fundamental restriction?

    o    Why are these changes being proposed?

    o    Where can I find further details about these changes?

    o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's fundamental investment restrictions. There are a number of investment restrictions that would be changed, and it would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL RESTRICTION AND A NON-FUNDAMENTAL RESTRICTION?

A fundamental restriction can be changed only with the approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental restriction can be changed with approval of only the fund's board.

                                                               Back to Questions

WHY ARE THESE CHANGES BEING PROPOSED?

    o Several of the current restrictions reflect regulatory, business or industry conditions or requirements that are no longer applicable.

    o Some restrictions that previously were designated as fundamental are not required to be fundamental and are proposed to be designated as non-fundamental.

    o The proposed changes will make investment restrictions more consistent across all AIM funds.

Accordingly, the board believes changing these restrictions will enable the funds to be managed more efficiently. In addition, this change will reduce the number of restrictions that require a shareholder vote to be changed. Therefore, each fund will be able to avoid the cost and delays associated with such a vote, and thus be more flexible in the future.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Details are provided in the section of the proxy statement titled "Changes to the Fundamental Investment Restrictions of each Fund."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR CHANGING THE INVESTMENT OBJECTIVE SO THAT IT IS

NON-FUNDAMENTAL

    o    What am I being asked to vote on?

    o What is the difference between a fundamental objective and a non-fundamental objective?

    o    Why is this change being proposed?

    o    Will this change the types of investments the fund makes?

    o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's investment objective to make it non-fundamental.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL OBJECTIVE AND A NON-FUNDAMENTAL OBJECTIVE?

A fundamental objective can be changed only with approval of both the fund's board and its shareholders, through a proxy statement such as this one. A non-fundamental objective can be changed with approval of only the fund's board.

                                                               Back to Questions

WHY IS THIS CHANGE BEING PROPOSED?

If the fund's investment objective is non-fundamental, the board will be able to change your fund's investment objective in the future without incurring the time and costs of a shareholder vote.

                                                               Back to Questions

WILL THIS CHANGE THE TYPES OF INVESTMENTS THE FUND MAKES?

No. There are no current plans to change the investment objective of the fund, at this present time, if this proposal is approved.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

-------------------------------------------------------------------------------

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial advisor for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial advisor for an investor guide of the fund(s).


INVESTMENT PRODUCTS OFFERED ARE:    NOT FDIC-INSURED      MAY LOSE VALUE    NO BANK GUARANTEE


                        A I M DISTRIBUTORS, INC. 3/2000

           (C) 2000 A I M Management Group Inc. All Rights Reserved.
                          Important Legal Information.

                                 ProxyCard.Com
-------------------------------------------------------------------------------

Welcome to ProxyCard.com, the fastest and most convenient way to vote your proxy over the internet. To vote your shares, follow these four easy steps:

         1. Review the proxy statement you received in the mail.
         2. Enter the control number printed on your proxy card below.
         3. Complete your internet proxy card and submit your vote. Don't forget to click the "this vote is correct" button.
         4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

[           ]

[  SUBMIT   ]

                                 ProxyCard.Com
-------------------------------------------------------------------------------


               PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                 PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                      AIM LIMITED MATURITY TREASURY FUND

               (A PORTFOLIO OF AIM INVESTMENT SECURITIES FUNDS)

             PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                 MAY 3, 2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON MAY 3, 2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE PORTFOLIO WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL.


1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF TRUSTEES OF AIM INVESTMENT SECURITIES FUNDS, EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED:

     [ ]  FOR ALL

     [ ]  WITHHOLD AUTHORITY FOR ALL NOMINEES

     [ ]  FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

            01. Charles T. Bauer          06. Carl Frischling
            02. Bruce L. Crockett         07. Robert H. Graham
            03. Owen Daly II              08. Prema Mathai-Davis

               04. Edward K. Dunn, Jr.       09. Lewis F. Pennock
               05. Jack M. Fields            10. Louis S. Sklar

         [                                                            ]


2.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     INC.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


3.   TO APPROVE CHANGING THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND.


3a.  CHANGE TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


3b. CHANGE TO THE FUNDAMENTAL RESTRICTION ON BORROWING MONEY, ISSUING SENIOR SECURITIES AND MORTGAGING OR PLEDGING ASSETS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


3c.  CHANGE TO THE FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


3d.  CHANGE TO THE FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

3e.  CHANGE TO THE FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


3f. CHANGE TO THE FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES, ON PURCHASING SECURITIES ON MARGIN, SHORT SALES OF SECURITIES AND INVESTING IN PUTS OR CALLS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


3g. CHANGE TO THE FUNDAMENTAL RESTRICTIONS ON PURCHASING OR SELLING COMMODITIES AND ON INVESTING IN PUTS, CALLS OR COMBINATIONS THEREOF.

                                NOT APPLICABLE


3h.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

                                NOT APPLICABLE


3i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.

                                NOT APPLICABLE


3j.  CHANGE TO THE FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


3k. APPROVAL OF NEW FUNDAMENTAL RESTRICTION ON INVESTING ALL OF EACH FUND'S ASSETS IN AN OPEN-END FUND.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

3l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTMENTS IN OIL, GAS OR MINERAL INTERESTS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


3m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN OBLIGATIONS NOT PAYABLE IN UNITED STATES CURRENCY.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


3n. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING ANY SECURITY THAT IS NOT A DIRECT OBLIGATION OF THE UNITED STATES TREASURY.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF AIM LIMITED MATURITY TREASURY FUND SO THAT IT IS NON-FUNDAMENTAL.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


5. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF AIM HIGH YIELD FUND II AND MAKING IT NON-FUNDAMENTAL.

                                NOT APPLICABLE


6. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND FOR THE FISCAL YEAR 2000.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


7. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


                                  [ SUBMIT ]

                                 ProxyCard.Com
--------------------------------------------------------------------------------


     THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                     [BACK]

     [ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.

     e-mail:  [                         ]



               PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                 PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                      AIM LIMITED MATURITY TREASURY FUND

               (A PORTFOLIO OF AIM INVESTMENT SECURITIES FUNDS)

       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3,2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON MAY 3,2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE PORTFOLIO WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL.

1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF TRUSTEES OF AIM INVESTMENT SECURITIES FUNDS EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED:

     [x]  FOR ALL

     WITHHOLD AUTHORITY FOR ALL NOMINEES

     FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

               01. Charles T. Bauer              06. Carl Frischling
               02. Bruce L. Crockett             07. Robert H. Graham
               03. Owen Daly II                  08. Prema Mathai-Davis
               04. Edward K. Dunn, Jr.           09. Lewis F. Pennock
               05. Jack M. Fields                10. Louis S. Sklar


2.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     Inc.

     [X]  FOR
     AGAINST
     ABSTAIN

3.   TO APPROVE CHANGING THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND.


3a.  CHANGE TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

     [X]  FOR
     AGAINST
     ABSTAIN


3b. CHANGE TO THE FUNDAMENTAL RESTRICTION ON BORROWING MONEY, ISSUING SENIOR SECURITIES AND MORTGAGING, OR PLEDGING ASSETS.

     [X]  FOR
     AGAINST
     ABSTAIN

3c.  CHANGE TO THE FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

     [X]  FOR
     AGAINST
     ABSTAIN


3d.  CHANGE TO THE FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [X]  FOR
     AGAINST
     ABSTAIN


3e.  CHANGE TO THE FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL
     ESTATE.

     [X]  FOR
     AGAINST
     ABSTAIN


3f. CHANGE TO THE FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES, ON PURCHASING SECURITIES ON MARGIN, SHORT SALES OF SECURITIES AND
     INVESTING IN PUTS OR CALLS.

     [X]  FOR
     AGAINST
     ABSTAIN


3g. CHANGE TO THE FUNDAMENTAL RESTRICTIONS ON PURCHASING OR SELLING COMMODITIES AND ON INVESTING IN PUTS, CALLS OR COMBINATIONS THEREOF.

                                NOT APPLICABLE


3h.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

                                NOT APPLICABLE

3i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.


                                NOT APPLICABLE


3j.  CHANGE TO THE FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [X]  FOR
     AGAINST
     ABSTAIN


3k. APPROVAL OF NEW FUNDAMENTAL RESTRICTION ON INVESTING ALL OF EACH FUND'S ASSETS IN AN OPEN-END FUND.

     [X]  FOR
     AGAINST
     ABSTAIN


3l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTMENTS IN OIL, GAS OR MINERAL INTERESTS.

     [X]  FOR
     AGAINST
     ABSTAIN

3m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN OBLIGATIONS NOT PAYABLE IN UNITED STATES CURRENCY.

     [X]  FOR
     AGAINST
     ABSTAIN

3n. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING ANY SECURITY THAT IS NOT A DIRECT OBLIGATION OF THE UNITED STATES TREASURY.

     [X]  FOR
     AGAINST
     ABSTAIN


4. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF AIM LIMITED MATURITY TREASURY FUND SO THAT IT IS NON-FUNDAMENTAL.

     [X]  FOR
     AGAINST
     ABSTAIN


5. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF AIM HIGH YIELD FUND II AND MAKING IT NON-FUNDAMENTAL.

                                NOT APPLICABLE


6. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND FOR THE FISCAL YEAR 2000.

     [X]  FOR
     AGAINST
     ABSTAIN


7. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                            Is this vote correct?

                           [THIS VOTE IS CORRECT] [BACK]

If you want to change your vote, use a "Back" button to return to the previous page.

                                 ProxyCard.Com
-------------------------------------------------------------------------------

Your vote has been submitted.

If you would like to vote another proxy, enter a control number below:

[        ]

[ SUBMIT ]

                       INSTITUTIONAL INVESTOR PROXY FACTS


SPECIAL MEETING OF SHAREHOLDERS
Wednesday, May 3, 2000
3 p.m. CT

AIM Headquarters
11 Greenway Plaza, Suite 100
Houston, Texas


Please read the Proxy Statements below for complete information about all issues regarding the Proxy Vote. General issues include:

    o    Elect 10 directors/trustees of your funds.

    o    Approve a new Master Investment Advisory Agreement with A I M Advisors,
         Inc.

    o    Approve changing the fundamental investment restrictions of your funds.

    o Approve changing the investment objectives of your funds so that they are non-fundamental.

    o Ratify the selection of KPMG LLP as independent accountants for each of the funds for the fiscal year ending in 2000.

Please select one of the funds from the menu below to read answers to common questions regarding your fund's proxy vote, to view Prospectuses and to access the Annual Reports.

                         [DROP-DOWN MENU SELECTION BOX]
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WAYS TO VOTE

BY MAIL
[MAILBOX GRAPHIC]

Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

NOTE: If you own Class A shares of AIM equity or fixed-income funds, please visit the retail portion of our Web site to read proxy information specific to your AIM funds.

If you have further questions about Proxy Voting, contact your AIM Institutional Group(SM) representative at 800-659-1005. All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central time May 3, 2000.

For more complete information about AIM Funds, including sales charges and expenses, view a prospectus(es). Your client should read the prospectus(es) carefully before investing or sending money.


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INVESTMENT PRODUCTS OFFERED ARE:    NOT FDIC-INSURED      MAY LOSE VALUE    NO BANK GUARANTEE
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                            FUND MANAGEMENT COMPANY 3/2000

           (C) 2000 A I M Management Group Inc. All Rights Reserved.
                          Important Legal Information.

               AIM LIMITED MATURITY TREASURY FUND (INSTITUTIONAL)

PROXY STATEMENT (pdf)

PROSPECTUS

ANNUAL REPORT

BACK TO PROXY INFORMATION


QUESTIONS & ANSWERS

     o    General Questions & Answers

     o    Proposal for Approval of a New Advisory Agreement

     o    Proposal for Changing Fundamental Investment Restrictions

     o Proposal for Changing the Investment Objective so that it is Non-Fundamental

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We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

     o    Will these changes alter the way my fund is managed?

     o    Why should I vote?

     o    How does the board recommend that I vote?

     o    How do I register my vote?

     o    How do I sign the proxy card?

     o    What is the deadline for voting?

WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant or material impact on your fund's day-to-day management. Many of the proposed changes can be thought of as "housekeeping" changes, designed to improve the consistency of language and policy across funds in The AIM Family of Funds(R).

                                                               Back to Questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the May 3rd shareholder meeting. If this happens, AIM may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                               Back to Questions

HOW DO I REGISTER MY VOTE?

You may indicate your vote on the proxy card, sign it and return it in the postage-paid envelope.

                                                               Back to Questions

HOW DO I SIGN THE PROXY CARD?

Individual Accounts: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee."

                                                               Back to Questions

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central time May 3, 2000.

                                                 Back to Questions | Back To Top

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PROPOSAL FOR APPROVAL OF A NEW ADVISORY AGREEMENT

     o    What are you being asked to vote on?

     o How does the proposed new advisory agreement differ from the current advisory agreement?

     o    What effect would it have on the fund's fee schedule?

     o    How does the board recommend that I vote on this proposal?

WHAT ARE YOU BEING ASKED TO VOTE ON?

You are asked to approve a new advisory agreement between AIM and the trust of which your fund is a series. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the policies and control of the trustees. The advisory agreement can only be amended with shareholder approval.

                                                               Back to Questions

HOW DOES THE PROPOSED NEW ADVISORY AGREEMENT DIFFER FROM THE CURRENT ADVISORY AGREEMENT?

It deletes references to administrative services that are addressed in a separate agreement and it deletes references to certain expense limitations that are no longer applicable. It also clarifies the delegation of certain responsibilities and the non-exclusive nature of AIM's services (i.e., that AIM may provide services to others). The changes are more fully described in the proxy statement.

                                                               Back to Questions

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the fee schedule applicable to your fund, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board and would be deducted from any additional income generated from securities lending activities.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

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PROPOSAL FOR CHANGING FUNDAMENTAL INVESTMENT RESTRICTIONS

     o    What am I being asked to vote on?

     o What is the difference between a fundamental restriction and a non-fundamental restriction?

     o    Why are these changes being proposed?

     o    Where can I find further details about these changes?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's fundamental investment restrictions. There are a number of investment restrictions that would be changed, and it would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL RESTRICTION AND A NON-FUNDAMENTAL RESTRICTION?

A fundamental restriction can be changed only with the approval of both the fund's board and its shareholders, through a proxy statement such as this one. A non-fundamental restriction can be changed with approval by only the fund's board.

                                                               Back to Questions

WHY ARE THESE CHANGES BEING PROPOSED?

     o Several of the current restrictions reflect regulatory, business or industry conditions or requirements that are no longer applicable.

     o Some restrictions that previously were designated as fundamental are not required to be fundamental and are proposed to be designated as non-fundamental.

     o The proposed changes will make investment restrictions more consistent across all AIM funds.

Accordingly, the board believes changing these restrictions will enable the funds to be managed more efficiently. In addition, this change will reduce the number of restrictions that require a shareholder vote to be changed. Therefore, each fund will be able to avoid the cost and delays associated with such a vote, and thus be more flexible in the future.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Details are provided in the section of the proxy statement titled "Changes to the Fundamental Investment Restrictions of Each Fund."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

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PROPOSAL FOR CHANGING THE INVESTMENT OBJECTIVE SO THAT IT IS NON-FUNDAMENTAL

     o    What am I being asked to vote on?

     o What is the difference between a fundamental objective and a non-fundamental objective?

     o    Why is this change being proposed?

     o    Will this change the types of investments the fund makes?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's investment objective to make it non-fundamental.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL OBJECTIVE AND A NON-FUNDAMENTAL OBJECTIVE?

A fundamental objective can be changed only with approval of both the fund's board and its shareholders, through a proxy statement such as this one. A non-fundamental objective can be changed with approval of only the fund's board.

                                                               Back to Questions

WHY IS THIS CHANGE BEING PROPOSED?

If the fund's investment objective is non-fundamental, the board will be able to change your fund's investment objective in the future without incurring the time and costs of a shareholder vote.

                                                               Back to Questions

WILL THIS CHANGE THE TYPES OF INVESTMENTS THE FUND MAKES?

No. There are no current plans to change the investment objective of the fund, at this present time, if this proposal is approved.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

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For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial advisor for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial advisor for an investor guide of the fund(s).


INVESTMENT PRODUCTS OFFERED ARE:    NOT FDIC-INSURED      MAY LOSE VALUE    NO BANK GUARANTEE


                         FUND MANAGEMENT COMPANY 3/2000

           (C) 2000 A I M Management Group Inc. All Rights Reserved.
                          Important Legal Information.